FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES
NOTE H - FEDERAL INCOME TAXES

Federal income tax on earnings differs from that computed at the statutory corporate tax rate for years ended December 31, 2011, 2010, and 2009 as follows:

	2011	2010	2009
	(Dollars in thousands)

Federal income taxes at statutory rate	$1,536	$1,011	$580
Increase (decrease) in taxes resulting primarily from:
Stock compensation	(15)	66	117
Charitable contributions carryforwards	-	-	(57)
Nontaxable interest income	(39)	(22)	(24)
Cash surrender value of life insurance	(99)	(47)	(47)
Utilization of net operating loss carryforwards, previously reserved	(241)	-	-
Other	11	(13)	37

Federal income taxes per financial statements	$1,153	$995	$606

Effective tax rate	25.5%	33.5%	35.5%

The composition of the Corporation’s net deferred tax liability at December 31 is as follows:

Taxes (payable) refundable on temporary	2011	2010
differences at statutory rate:	(In thousands)

Deferred tax assets:
General loan loss allowance	$406	$347
Deferred compensation	283	86
Stock benefit plans	164	152
Unrealized losses on securities available for sale	-	541
Merger related transaction costs	118	90
Net operating loss carryforward	2,168	-
Reserve for uncollected interests	324	-
Real estate owned	203	-
Fair market value adjustments	2,448	-
Other	60	5
Total deferred tax assets	6,174	1,221

Deferred tax liabilities:
Deferred loan origination costs	(270)	(250)
Federal Home Loan Bank stock dividends	(1,749)	(784)
Fixed asset basis difference	(1,365)	(67)
Unrealized gains on securities available for sale	(143)	-
Mortgage servicing rights	(372)	(124)

Total deferred tax liabilities	(3,899)	(1,225)

Net deferred tax asset (liability)	$2,275	$(4)

The Corporation was allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in liquidation, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at December 31, 2011 include approximately $3.0 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction at December 31, 2011 was approximately $1.0 million.

The Corporation’s principal temporary differences between financial income and taxable income result mainly from different methods of accounting for Federal Home Loan Bank stock dividends, the general loan loss allowance, deferred compensation, stock benefit plans and fair value adjustments arising from the First Franklin acquisition. The Corporation has approximately $6.4 million of operating losses to carryforward for the next 20 years. These loss carryforwards are subject to the Internal Revenue Code section 382 limitations which allow approximately $1.1 million of the losses on an annual basis to offset current year taxable income.